SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-05                  95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a

On December 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        345,127,109.44    5.242000%    22,470,546.57  1,507,630.26   23,978,176.83       0.00       0.00
                        A2         70,055,524.79    5.242000%     6,449,310.19    306,025.88    6,755,336.07       0.00       0.00
                        A3         29,000,000.00    5.242000%             0.00    126,681.67      126,681.67       0.00       0.00
                        A4          2,764,340.23    5.242000%       179,980.75     12,075.56      192,056.31       0.00       0.00
                        A5          1,218,367.35    0.000000%        35,295.56          0.00       35,295.56       0.00       0.00
Residual                AR                  0.00    5.242000%             0.00          0.02            0.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          8,322,396.67    5.242000%         9,172.58     36,355.00       45,527.58       0.00       0.00
                        B2          3,269,583.66    5.242000%         3,603.59     14,282.63       17,886.22       0.00       0.00
                        B3          2,674,844.02    5.242000%         2,948.09     11,684.61       14,632.70       0.00       0.00
                        B4            594,739.64    5.242000%           655.50      2,598.02        3,253.52       0.00       0.00
                        B5          1,188,489.70    5.242000%         1,309.90      5,191.72        6,501.62       0.00       0.00
                        B6          1,189,677.10    5.242000%         1,311.21      5,196.91        6,508.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        465,405,072.61     -           29,154,133.93  2,027,722.28   31,181,856.21     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        322,656,562.87              0.00
                                A2         63,606,214.61              0.00
                                A3         29,000,000.00              0.00
                                A4          2,584,359.48              0.00
                                A5          1,183,071.79              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          8,313,224.09              0.00
                                B2          3,265,980.07              0.00
                                B3          2,671,895.92              0.00
                                B4            594,084.15              0.00
                                B5          1,187,179.80              0.00
                                B6          1,188,365.89              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        436,250,938.68     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    345,127,109.44     5.242000% 0605065B4    49.994653      3.354322    717.877633
                           A2     70,055,524.79     5.242000% 0605065C2    64.493102      3.060259    636.062146
                           A3     29,000,000.00     5.242000% 0605065D0     0.000000      4.368333  1,000.000000
                           A4      2,764,340.23     5.242000% 0605065E8    49.994653      3.354322    717.877633
                           A5      1,218,367.35     0.000000% 0605065F5    28.562128      0.000000    957.373965
Residual                   AR              0.00     5.242000% 0605065G3     0.000000      0.218430      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      8,322,396.67     5.242000% 0605065H1     1.090675      4.322830    988.492758
                           B2      3,269,583.66     5.242000% 0605065J7     1.090675      4.322830    988.492758
                           B3      2,674,844.02     5.242000% 0605065K4     1.090675      4.322830    988.492758
                           B4        594,739.64     5.242000% 0605065L2     1.090675      4.322830    988.492758
                           B5      1,188,489.70     5.242000% 0605065M0     1.090675      4.322830    988.492758
                           B6      1,189,677.10     5.242000% 0605065N8     1.090675      4.322832    988.493219
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     465,405,072.61       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       436,250,938.07   436,250,938.07
Loan count                    901              901
Avg loan rate           6.029858%             6.03
Prepay amount       28,640,979.70    28,640,979.70

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       261,100.72       261,100.72
Sub servicer fees            0.00             0.00
Trustee fees             1,163.51         1,163.51


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.299689%           100.000000%            448,165,341.82
   -----------------------------------------------------------------------------
   Junior            3.700311%             0.000000%             17,220,729.93
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           5                 2,681,262.59
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 5                 2,681,262.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           31,181,856.21         31,181,856.21
Principal remittance amount           29,154,133.93         29,154,133.93
Interest remittance amount             2,027,722.28          2,027,722.28